Segment information (Details Textual)	12 Months Ended
Jun. 30, 2020
Segment information (Textual)
Information on concentration of clients	In the year ended June 30, 2020, the Company has four clients individually representing 10% or more of consolidated revenues, representing 73% of the total sales of the Company. Of these four clients, two account for 100% of the revenues from the sugarcane segment and two account for 61% of the revenues from the grains segment. There are no clients in other segments that represent 10% or more of revenue of total sales. In the year ended June 30, 2019, the Company has four clients individually representing 10% or more of the revenues from the sugarcane or grains segments, representing 85% of the total sales of the Company. Of these four clients, two account for 100% of the revenues from the sugarcane segment and two account for 71% of the revenues from the grains segment.